
<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial  information extracted from the balance sheet of CNL Income Fund VIII,  Ltd. at June 30, 1999,  and its  statement of income for the six months  then ended and is  qualified  in its  entirety  by reference  to the Form 10-Q of CNL Income Fund VIII,  Ltd. for the six months ended June 30, 1999.
</LEGEND>

<PERIOD-TYPE>                   6-mos
<FISCAL-YEAR-END>                              DEC-31-1999
<PERIOD-START>                                 JAN-01-1999
<PERIOD-END>                                   JUN-30-1999
<CASH>                                         1,896,858
<SECURITIES>                                   0
<RECEIVABLES>                                  5,426
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F1>
<PP&E>                                         17,454,788
<DEPRECIATION>                                 1,835,604
<TOTAL-ASSETS>                                 31,570,332
<CURRENT-LIABILITIES>                          0<F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     30,413,835
<TOTAL-LIABILITY-AND-EQUITY>                   31,570,332
<SALES>                                        0
<TOTAL-REVENUES>                               1,585,812
<CGS>                                          0
<TOTAL-COSTS>                                  375,475
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                1,333,530
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            1,333,530
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   1,333,530
<EPS-BASIC>                                  0
<EPS-DILUTED>                                  0

<F1>Due to the  nature of its  industry,  CNL  Income  Fund  VIII,  Ltd.  has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilites.

